UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

Equifax Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-06605	54-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia		30309
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2017, Equifax Inc. (the “Company”) announced that Richard F. Smith (“Smith”) will retire as Chairman and Chief Executive Officer and a director of the Company. The Company and Smith entered into an agreement, dated September 25, 2017 (the “Agreement”), in connection with his retirement, which modifies his existing employment agreement. The Company has not entered into any other arrangement or agreement with Smith in connection with his retirement. The Agreement is attached to this report as Exhibit 10.1 and is incorporated by reference herein.

Effective September 26, 2017, the board of directors of the Company: (i) appointed Paulino do Rego Barros, Jr. as Interim Chief Executive Officer and (ii) appointed director Mark L. Feidler as Non-Executive Chairman.

Mr. Barros, 61, has been President, Asia-Pacific, leading the Company’s Asia-Pacific business, which includes the largest acquisition in the Company’s history – Veda, a leading provider of credit information and analysis in Australia and New Zealand, since June 2017. Mr. Barros was President, U.S. Information Solutions, from November 2015 to June 2017. Prior thereto, he served as President, International, since April 2010. Prior thereto, he founded and served as President of PB&C Global Investments, LLC, an international consulting and investment firm, as well as President of Global Operations for AT&T.

The Company’s press release announcing these events is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Agreement, dated September 25, 2017, between Equifax Inc. and Richard F. Smith.

99.1	Press Release dated September 26, 2017.

Exhibit Index

The following exhibits are being furnished with this report:

Exhibit No.	Description

10.1	Agreement, dated September 25, 2017, between Equifax Inc. and Richard F. Smith.

99.1	Press Release dated September 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equifax Inc.

By:	/s/ John J. Kelley III
Name:	John J. Kelley III
Title:	Corporate Vice President, Chief Legal Officer
and Corporate Secretary

Date: September 26, 2017